UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2010
Date of Report (Date of earliest event reported)

MAINLAND RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52782	90-0335743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20333 State Highway 249, Suite 200 Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

(281)-469-5990
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ X ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
8.01	Other Events
9.01	Financial Statement and Exhibits

2.

SECTION 8 - OTHER EVENTS

Item 8.01        Other Events.

On March 25, 2010, Mainland Resources, Inc. ("Mainland") issued a press release announcing that it has issued an AFE (Authority for Expenditure) for the Burkley-Phillips No. 1 well to be drilled in Jefferson County, Mississippi.

Mainland as operator, intends to drill the Burkley-Phillips No. 1 well to the Haynesville Shale Formation on the Buena Vista project in Jefferson County, Mississippi. The well is expected to be drilled to a total depth of 22,000 feet or a depth sufficient to evaluate the Haynesville Shale Formation.

The AFE estimates the drilling cost to be approximately US$ 8,650,000 and completion cost to be approximately US$4,900,000 for a total completed well cost of approximately US$13,550,000.

The objective of drilling of the Burkley-Phillips No.1 well is to evaluate the Haynesville Shale Formation as well as other potential shallower oil and gas bearing formations. The drilling location was developed by the reprocessing of seismic data and well log information obtained from a well drilled on the site in the 1980's.

A copy of the press release is filed as Exhibit 99.1 hereto.

Important Additional Information Will Be Filed With The SEC

In connection with the proposed merger transaction with American Exploration Corporation ("American Exploration") announced on March 23, 2010, Mainland intends to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a Registration Statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the securities of Mainland to be issued in exchange for securities of American Exploration. The Registration Statement will incorporate a joint proxy statement/ prospectus (the "Proxy Statement/Prospectus") that Mainland and American Exploration plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Mainland, American Exploration, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus when they become available, and other documents filed with the SEC by Mainland and American Exploration, through the web site maintained by the SEC at www.sec.gov. Mainland's security holders will also receive information at an appropriate time on how to obtain these documents free of charge from the Mainland. In any event, documents filed by Mainland with the SEC may be obtained free of charge by contacting the Company at: Mainland Resources, Inc.; Attention: Mr. William Thomas, Director; 20333 State Highway 249, Suite 200, Houston, TE 77070; Facsimile: (731) 583-1162.

Each of Mainland and American Exploration, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above.

3.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

EXHIBIT NUMBER     DESCRIPTION

99.1     Press release of Mainland Resources, Inc. dated March 25, 2010*

*       Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MAINLAND RESOURCES, INC.
DATE: March 25, 2010	By: /s/Michael J. Newport Michael J. Newport President/Chief Executive Officer

4.